Exhibit (H)(25)

EXHIBIT A

Fund Services Agreement

between WisdomTree Trust and WisdomTree Asset Management, Inc. as of June 30, 2026

Fund	Inception Date
WisdomTree U.S. Total Dividend Fund	06/16/06
WisdomTree U.S. High Dividend Fund	06/16/06
WisdomTree U.S. AI Enhanced Value Fund	06/16/06
WisdomTree U.S. LargeCap Dividend Fund	06/16/06
WisdomTree U.S. MidCap Dividend Fund	06/16/06
WisdomTree U.S. SmallCap Dividend Fund	06/16/06
WisdomTree U.S. LargeCap Fund	02/23/07
WisdomTree U.S. MidCap Fund	02/23/07
WisdomTree U.S. SmallCap Fund	02/23/07
WisdomTree U.S. Value Fund	02/23/07
WisdomTree U.S. Quality Dividend Growth Fund	05/22/13
WisdomTree U.S. SmallCap Quality Dividend Growth Fund	07/25/13
WisdomTree U.S. Multifactor Fund	06/29/17
WisdomTree Global High Dividend Fund	06/16/06
WisdomTree Global ex-U.S. Quality Growth Fund	06/16/06
WisdomTree New Economy Real Estate Fund	06/05/07
WisdomTree Emerging Markets High Dividend Fund	07/13/07
WisdomTree Emerging Markets SmallCap Dividend Fund	10/30/07
WisdomTree India Earnings Fund	02/22/08
WisdomTree China ex-State-Owned Enterprises Fund	09/19/12
WisdomTree Emerging Markets Quality Dividend Growth Fund	08/01/13
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	12/10/14
WisdomTree Emerging Markets Multifactor Fund	08/10/18
WisdomTree International Equity Fund	06/16/06
WisdomTree International High Dividend Fund	06/16/06
WisdomTree Japan SmallCap Dividend Fund	06/16/06
WisdomTree Europe SmallCap Dividend Fund	06/16/06
WisdomTree True Developed International Fund	06/16/06
WisdomTree International AI Enhanced Value Fund	06/16/06
WisdomTree International MidCap Dividend Fund	06/16/06
WisdomTree International SmallCap Dividend Fund	06/16/06
WisdomTree Europe Quality Dividend Growth Fund	05/07/14
WisdomTree International Quality Dividend Growth Fund	04/07/16
WisdomTree International Multifactor Fund	08/10/18
WisdomTree Europe Hedged Equity Fund	12/31/09
Wisdomtree European Opportunities Fund	03/04/15
WisdomTree International Hedged Quality Dividend Growth Fund	05/07/14
WisdomTree Japan Hedged Equity Fund	06/16/06
WisdomTree Japan Opportunities Fund	06/28/13
WisdomTree Emerging Currency Strategy Fund	05/06/09
WisdomTree Emerging Markets Local Debt Fund	08/09/10
WisdomTree Managed Futures Strategy Fund	01/05/11
WisdomTree Emerging Markets Corporate Bond Fund	03/08/12

Fund	Inception Date
WisdomTree Bloomberg U.S. Dollar Bullish Fund	12/18/13
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	12/18/13
WisdomTree Interest Rate Hedged High Yield Bond Fund	12/18/13
WisdomTree Floating Rate Treasury Fund	02/04/14
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	07/09/15
WisdomTree Equity Premium Income Fund	02/24/16
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	05/18/17
WisdomTree Mortgage Plus Bond Fund	11/14/19
WisdomTree U.S. Efficient Core Fund	08/02/18
WisdomTree U.S. Corporate Bond Fund	04/27/16
WisdomTree U.S. High Yield Corporate Bond Fund	04/27/16
WisdomTree U.S. Short-Term Corporate Bond Fund	04/27/16
WisdomTree Dynamic International Equity Fund	01/07/16
WisdomTree Dynamic International SmallCap Equity Fund	01/07/16
WisdomTree Cloud Computing Fund	09/01/20
WisdomTree Enhanced Commodity Strategy Fund	01/15/21
WisdomTree Cybersecurity Fund	03/30/21
WisdomTree Private Credit and Alternative Income Fund	05/10/21
WisdomTree International Efficient Core Fund	05/10/21
WisdomTree Emerging Markets Efficient Core Fund	05/26/21
WisdomTree BioRevolution Fund	04/27/16
WisdomTree Target Range Fund	10/07/21
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund	12/16/21
WisdomTree Efficient Gold Plus Equity Strategy Fund	03/17/22
WisdomTree True Emerging Markets Fund	09/06/19
WisdomTree U.S. Quality Growth Fund	12/15/22
WisdomTree Voya Yield Enhanced USD Universal Bond Fund	02/07/23
WisdomTree Bianco Total Return Fund	12/20/23
WisdomTree U.S. MidCap Quality Growth Fund	01/25/24
WisdomTree U.S. SmallCap Quality Growth Fund	01/25/24
WisdomTree 1-3 Year Laddered Treasury Fund	03/14/24
WisdomTree 7-10 Year Laddered Treasury Fund	03/14/24
WisdomTree India Hedged Equity Fund	05/09/24
WisdomTree Core Laddered Municipal Fund	04/03/25
WisdomTree High Income Laddered Municipal Fund	04/03/25
WisdomTree Inflation Plus Fund	06/18/25
WisdomTree GeoAlpha Opportunities Fund	07/08/25
WisdomTree Europe Defense Fund	07/17/25
WisdomTree Global Defense Fund	09/10/25
WisdomTree Asia Defense Fund	09/10/25
WisdomTree Quantum Computing Fund	10/07/25
WisdomTree Efficient TIPS Plus Gold Fund	01/20/26
WisdomTree Efficient Long/Short U.S. Equity Fund	01/20/26
WisdomTree U.S. Adaptive Moving Average Fund	03/12/26
WisdomTree Efficient U.S. Plus International Equity Fund	03/12/26
WisdomTree International Adaptive Moving Average Fund	03/12/26
WisdomTree Physical AI, Humanoids and Drones Fund	04/21.26
WisdomTree Efficient Rare Earth Plus Strategic Metals Fund	04/28/26
WisdomTree Space Economy Fund	07/07/26

WISDOMTREE TRUST	WISDOMTREE ASSET MANAGEMENT, INC.

By: /s/Jonathan Steinberg	By: /s/Stuart Bell
Name: Jonathan Steinberg	Name: Stuart Bell
Title: President	Title: Chief Operating Officer